Fair Value Measurements	12 Months Ended
Dec. 31, 2024
Fair Value Disclosures [Abstract]
Fair Value Measurements
4. FAIR VALUE MEASUREMENTS
The following tables present information about financial assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value hierarchy utilized to determine such fair values (in thousands):

	December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents:
Money market funds	$139,610	$—	$—	$139,610

Total assets	$139,610	$—	$—	$139,610

	December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents:
Money market funds	$27,278	$—	$—	$27,278

Total assets	$27,278	$—	$—	$27,278

Liabilities:
SAFE liabilities	$—	$—	$30,515	$30,515

Total liabilities	$—	$—	$30,515	$30,515

Money market funds are included in cash and cash equivalents on the Company’s Consolidated Balance Sheets and are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices.
There were no transfers between the Level 1, Level 2 or Level 3 categories during the years ended December 31, 2024 and 2023.
SAFE Liabilities
From October through December 2023, Legacy Tectonic entered into multiple SAFE agreements with certain existing investors and received proceeds of $34.1 million. Prior to redemption, the SAFE liabilities were valued using a probability weighted scenario analysis and discount rates derived by application of the build-up
method to reflect the cost of equity. The valuation model required a variety of inputs, including the probability of occurrence of events that would trigger conversion or redemption of the SAFEs, the expected timing of such events, and a discount rate.
Upon the closing of the Merger, the principal balance of the SAFE instruments was automatically redeemed for 2,752,216 shares of Legacy Tectonic common stock at the conversion price of $12.40 per share immediately prior to the Merger closing. As such the valuation inputs utilized to adjust the SAFE liability to fair value upon the closing of the Merger was $12.40. At closing, shares of Legacy Tectonic common stock issued pursuant to the redemption of Legacy Tectonic SAFEs were converted into 1,470,839 shares of AVROBIO common stock based on the Exchange Ratio, pursuant to the Merger Agreement.

The following table presents activity for the SAFE liabilities that were measured at fair value using significant unobservable Level 3 inputs during the years ended December 31, 2024 and 2023 (in thousands):

SAFE Liabilities
Balance as of January 1, 2023	$—
Initial fair value recognition	31,515
Loss on issuance	255
Fair value adjustments	(1,255)

Balance as of December 31, 2023	30,515
Fair value adjustments	3,610
Redemption	(34,125)

Balance as of December 31, 2024	$—